Exhibit 99.1

NEWS RELEASE

Geokinetics Completes $30 Million Private Placement of Junior Preferred Stock

HOUSTON, TEXAS — December 14, 2010 — Geokinetics Inc. (NYSE AMEX: GOK) today announced the closing of a $30 million private placement of 120,000 shares of a new series of junior preferred stock and warrants to purchase 3,495,000 shares of common stock with affiliates of Avista Capital Partners, Petroleum Geo-Services and other existing shareholders. The warrants have an exercise price of $9.64 per share (subject to adjustment) and expire in December 2016. Geokinetics intends to use the net proceeds from the placement to repay indebtedness and for general corporate purposes.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Geokinetics Inc.

Geokinetics Inc. is a leading provider of seismic data acquisition, seismic data processing services and multi-client seismic data to the oil and gas industry worldwide. Headquartered in Houston, Texas, Geokinetics is the largest Western contractor acquiring seismic data onshore and in transition zones in oil and gas basins around the world. Geokinetics has the crews, experience and capacity to provide cost-effective world class data to our international and North American clients. For more information on Geokinetics, visit www.geokinetics.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward-looking statements.  These statements include but are not limited to statements about our ability to comply with covenants in our credit facilities, the business outlook for the year, future contract awards, financial performance and statements with respect to future events. These statements are based on certain assumptions made by Geokinetics based on management’s experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of

Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to general economic conditions and conditions in the oil and gas industry, financial performance and results, job delays or cancellations, reductions in oil and gas prices, impact from severe weather conditions and other important factors that could cause actual results to differ materially from those projected, or backlog not to be completed, as described in the Company’s reports filed with the Securities and Exchange Commission. Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:

Scott M. Zuehlke

Director of Investor Relations

Geokinetics

(713) 850-7600

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